Exhibit 99.1

Corporate Governance Guidelines
Of
TechPrecision Corporation

Adopted as of January 28, 2014

Introduction

The Board of Directors (the “Board”) of TechPrecision Corporation (the “Company”) has adopted these Corporate Governance Guidelines (these “Guidelines”) as a general framework to assist the Board in carrying out its responsibility for the business and affairs of the Company. In general, the Board, on behalf of the Company and its stockholders, is responsible for overseeing and providing general and strategic direction to the management of the Company (“Management”).

These Guidelines are not intended as binding legal obligations or inflexible requirements, and are not intended to interpret applicable laws and regulations or modify the Company’s certificate of incorporation (the “Certificate of Incorporation”) or bylaws (the “Bylaws”).

Role of the Board of Directors and Management

In addition to other Board or committee responsibilities discussed elsewhere in these Guidelines, the responsibilities of the Board include:

•	Reviewing, monitoring and approving the overall operating, financial and strategic plans, operating goals and performance of the Company;

•	Selecting, evaluating and retaining the Company’s senior executives;

•	Together with the Company’s Chief Executive Officer (the “CEO”), reviewing the job performance of elected corporate officers and other senior executives on an annual basis;

•	Selecting, evaluating, retaining and compensating the Company’s CEO, and providing oversight of the selection, evaluation, retention and compensation of the other executive officers;

•	Overseeing appropriate policies of corporate conduct and compliance with laws;

•	To periodically assess the effectiveness of policies to facilitate communication between the Company’s stockholders and directors;

•	Reviewing the major risks facing the Company and helping develop strategies to address these risks;

•	Implementing and overseeing the operation of reasonable information and reporting systems or controls designed to inform them of material risks;

•	To develop, discuss and be apprised of the Company’s position on issues related to corporate social responsibility, public policy and philanthropy;

•	Reviewing the process by which financial and non-financial information about the Company is provided to Management, the Board and the Company’s stockholders; and

•	Establishing policies designed to maintain the financial, legal and ethical integrity of the Company.

Management, under the direction of the CEO, is responsible for, among other things:

•	The operations of the Company;

•	Implementation of the strategic, financial, and management policies of the Company;

•	Identification, assessment and management of risk and risk mitigation strategies; and

•	Preparation of financial statements and other reports that accurately reflect requisite information about the Company and timely reports which inform the Board about the foregoing matters.

Board Composition

Size of the Board. The Board of directors will periodically review the appropriate size of the Board. The Bylaws currently provide that the authorized number of directors shall be set by the Board and shall be at least one. Each member of the Board is subject to election annually by the stockholders.

Majority of independent directors. A majority of the directors serving on the Board will meet the standard of director independence set forth in the listing standards of The NASDAQ Stock Market, LLC (“NASDAQ”) as the same may be amended from time to time (the “Listing Standards”), as well as other factors not inconsistent with the Listing Standards that the Board considers appropriate for effective oversight and decision making by the Board.

Affirmative determination of independence. The Board will affirmatively determine annually and at other times required by the Listing Standards that the directors designated as independent have no material relationships to the Company (either directly or with an organization in which the director is a partner, stockholder or officer, or is financially interested) that may interfere with the exercise of their independence from Management and the Company.

Board membership criteria. The Board’s policy is to encourage selection of directors who will contribute to the Company’s overall corporate goals. The Board will, from time to time, review the experience and characteristics appropriate for Board members and director candidates in light of the Board’s composition at the time, and the skills and expertise needed for effective operation of the Board and its committees.

Selection, Election, Tenure and Retirement of Board Members

Selection of Board nominees. The Board has overall responsibility for the selection of candidates for nomination or appointment to the Board, provided that nominees for election by the stockholders and appointees to fill Board vacancies may be approved by a majority of the independent directors.

Management directors. The Board anticipates that the CEO will be nominated annually to serve on the Board. The Board may also appoint or nominate other members of Management whose experience and role at the Company are expected to help the Board fulfill its responsibilities.

Change in status of Board members. Directors who retire from or change their principal occupation or business (including, with respect to Management directors, termination of employment with the Company) or non-employee directors who accept or intend to accept a directorship with another company that he or she did not hold when most recently elected to the Board will offer to resign their service as a director, which offer may then be evaluated by the Board in light of the individual circumstances.

Retirement. An independent director shall not serve as a director beyond the end of an elected term during which the director achieves his or her 72nd birthday, provided that the Board may unanimously re-nominate a candidate over 72 years of age for another annual term due to special circumstances based on a director’s particular contributions and expertise.

Voting for Directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly offer to resign their service as a director following certification of the shareholder vote. The Board shall consider the resignation offer and within 90 days following certification of the shareholder vote decide whether or not the resignation should be accepted.  Thereafter, the Board will promptly disclose its decision whether to accept the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a manner that the Company typically uses to disclose information to its stockholders.

Board Leadership, Compensation and Committees

Board meetings. All meetings of and other actions by the Board shall be held and taken pursuant to the Bylaws, including provisions governing notice of meetings and waiver thereof, the number of Board members required to take action at meetings and by written consent, and other related matters.

Agenda. The Chairperson of the Board will have primary responsibility for establishing the agenda for each meeting and arranging for the agenda to be sent in advance of the meeting to the directors along with appropriate written information and background materials. Each Board committee, and each individual director, is encouraged to suggest items for inclusion on the agenda. The Chairperson and the full Board separately have authority to require the Board to meet in executive session outside the presence of Management to discuss sensitive matters with or without distribution of written materials.

Meetings of Independent and Non-Management Directors. Independent and other directors who are not members of Management will meet on a regularly scheduled basis in executive session without the CEO or other members of Management.

Chairperson and presiding independent director.  The Board will periodically appoint a Chairperson of the Board. Both non-employee and Management directors, including the CEO, are eligible for appointment as the Chairperson. If the Chairperson is not an independent director, the Board will either designate an independent director to preside at the meetings of independent directors or a procedure by which a presiding director is selected for these meetings. The Company will appropriately disclose the name of this presiding director or method by which interested parties may contact the presiding director.

Annual review. The Board will conduct an annual assessment of its performance and address any issues identified.  The annual assessment shall include a review of the Board’s leadership structure to determine that the leadership structure is the most appropriate for the Company.

Compensation. The compensation committee will recommend to the Board compensation programs for non-employee directors, committee chairpersons, and committee members, consistent with any applicable requirements of the Listing Standards for independent directors and including consideration of cash and equity components of this compensation. The Board will determine the form and amount of non-employee director compensation.

Committees. The committees of the Board are the audit committee and compensation committee. The Board may, from time to time, establish additional committees.

Committee member selection. The Board will designate the members and the Chairperson of each committee, endeavoring to match the committee’s function and needs for expertise with individual skills and experience of the appointees to the committee. Each member of the audit and compensation committees will be independent as defined in the applicable Listing Standards, laws and regulations, provided that the Board may appoint non-independent directors to the audit and compensation committees where it has determined that such an appointment to be in the best interests of the Company and its stockholders or pursuant to exceptions provided under the applicable Listing Standards, laws and regulations.

Committee functions. Each of the audit and compensation committees will have a written charter approved by the Board in compliance with applicable Listing Standards, laws and regulations. The number and content of committee meetings and means of carrying out committee responsibilities will be determined by each committee in light of the committee’s charter, the authority delegated by the Board to the committee, and legal, regulatory, accounting or governance principles applicable to that committee’s function. The Company will afford access to the Company’s employees, professional advisers and other resources, if needed, to enable committee members to carry out their responsibilities.

Audit Committee financial expert/financial literacy. The audit committee should have one member that qualifies as an “audit committee financial expert” as defined by applicable rules of the SEC under Section 407 of the Sarbanes Oxley Act and all members should be “financially literate” in accordance with the Listing Standards.  The Board shall be responsible for determining the qualification of an individual to serve on the audit committee as a designated “audit committee financial expert” and whether such person is “financially literate.”

Director responsibilities

General responsibilities. A director is expected to discharge his or her director duties, including duties as a member of a committee on which the director serves, in good faith and in a manner the director reasonably believes to be in the best interests of the Company and its stockholders.

Disclose relationships. Each independent director is expected to disclose promptly to the Board any existing or proposed relationships with the Company (other than service as a Board member or on Board committees) which could affect the independence of the director under applicable Listing Standards or any additional standards as may be established by the Board from time to time, including direct relationships between the Company and the director and his or her family members, and indirect relationships between the Company and any business, nonprofit or other organization in which the director is a general partner or manager, officer, or significant stockholder, or is materially financially interested.

Reporting and compliance systems. Based on information available to the director, each director should be satisfied that Management maintains an effective system for timely reporting to the Board or appropriate Board committees on the following:

•	The Company’s financial and business plans, strategies and objectives;

•	The recent financial results and condition of the Company and its business segments;

•	significant accounting, regulatory, competitive, litigation and other external issues affecting the Company; and

•	Systems of control which promote accurate and timely reporting of financial information to stockholders and compliance with laws and corporate policies.

Each director is expected to have a basic understanding of the foregoing matters to the extent information is furnished by Management or otherwise available to the Board.

Attendance. Board members are expected to devote sufficient time and attention to prepare for, attend and participate in Board meetings and meetings of committees on which they serve, including advance review of meeting materials that may be circulated prior to each meeting.

Access to information. The Company’s Management will afford each Board member access to the Company employees and the outside auditors, legal counsel and other professional advisers for any purpose reasonably related to the Board’s responsibilities. Each director is entitled to inspect the Company’s books and records and obtain such other data and information as the director may reasonably request; inspect facilities as reasonably appropriate for the performance of director duties and to receive notice of all meetings in which a director is entitled to participate, and copies of all Board and committee meeting minutes.

Independent inquiries and advisers. The Board is authorized to conduct investigations, and to retain, at the expense of the Company, independent legal, accounting, investment banking, or other professional advisers selected by the Board, for any matters relating to the purpose or responsibilities of the Board.

Reliance on information. In discharging responsibilities as a director, a director is entitled to rely in good faith on reports or other information provided by Management, independent auditors, and other persons as to matters the director reasonably believes to be within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

Transactions affecting director independence. Without the prior approval of a majority of disinterested members of the full Board, and the audit committee, the Company will not:

•	Make significant charitable contributions to organizations in which a director or a family member of the director is affiliated;

•	Enter into consulting contracts with (or otherwise provide indirect forms of compensation to) a director; or

•
Enter into any relationships or transactions (other than service as a director and Board committee member) between the Company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested).

Notwithstanding the foregoing, to the extent required by applicable rules of the Securities and Exchange Commission and the Listing Standards, no member of the audit committee will be an affiliated person of the Company or receive any direct or indirect compensation from the Company other than for service as a director and on committees on which the individual serves.

Continuing education. The Board is expected periodically to review appropriate policies and procedures for providing orientation sessions for newly elected or appointed directors, and recommending on an as needed basis continuing director education programs for Board or committee members.

Annual evaluation. The Board is expected to evaluate these policies annually and whether the Board and its committees are functioning effectively.

Risk oversight. The Board should understand the principal risks associated with the Company’s business on an ongoing basis and it is the responsibility of Management to assure that the Board and its committees are kept well informed of these changing risks on a timely basis. It is important that the Board oversee the key risk decisions of Management, which includes comprehending the appropriate balance between risks and rewards.

The Board reserves oversight of the major risks facing the Company and has delegated risk oversight responsibility to the appropriate committees in the following areas: the audit committee oversees risks relating to financial matters, financial reporting and auditing; and the compensation committee oversees risks relating to the design and implementation of the Company’s compensation policies and procedures.

Management Responsibilities

Management succession planning. The CEO will review with the Board Management succession and development plans for executive officers. The Board may from time to time ask the compensation committee to undertake specific reviews concerning Management succession planning.

Financial reporting and legal compliance. The Board’s governance and oversight functions do not relieve the primary responsibilities of Management to:

•	Make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•	Devise and maintain an effective system of internal accounting controls;

•	Devise and maintain effective disclosure controls and procedures and internal controls over financial reporting;

•	Prepare financial statements that are accurate and complete and fairly present the financial condition, results of operation and cash flows of the Company; and

•	Devise and maintain systems, procedures and corporate culture which promote compliance with legal and regulatory requirements and the ethical conduct of the Company’s business.

Corporate communications. Management has the primary responsibility, with Board oversight, to establish policies concerning the Company’s communications with investors, the press, customers, suppliers and employees and enforce such policies.

Communication of corporate governance guidelines. Management will assure that the Company’s website will include a copy of these guidelines, copies of the charters of the audit and compensation committees and, if applicable, other key committees of the Board, and a copy of the Company’s Code of Business Ethics and Conduct.

Management will also include in the Company’s annual report to stockholders statements to the effect that this information is available on the Company’s website and in print to any stockholder who requests it.